SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2007
                                                          ---------------


                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


               Delaware                                        0-23901                             13-3979226
               --------                                        -------                             ----------
(State or other jurisdiction of incorporation)          (Commission File Number)        (IRS Employer Identification No.)


                        191 Post Road, Westport, CT 06880
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement.

On September 6, 2007, GSV, Inc. ("GSV") and Brooks Station Holdings, Inc. ("Brooks Station") entered into an agreement, dated as of August 31, 2007, pursuant to which Brooks Station agreed to extend the maturity of a promissory note issued by GSV on July 21, 2003 (the "Note") from September 1, 2007, to March 1, 2008, and to waive any claim against GSV or its assets arising from GSV's failure to repay the Note on the original maturity date. The Note had an original principal amount of $200,000 and accrued interest of $45,333.33 through August 31, 2007. It bears interest at a rate of 8% per annum and is secured by a lien on all of GSV's assets. Contemporaneously with the execution of the agreement, GSV paid Brooks Station $20,000 of the accrued and unpaid interest on the Note and $20,000 of the principal balance of the Note, thus reducing the outstanding principal balance of the Note to $180,000 and the accrued interest to $25,333.33.

Forward-Looking Statements
--------------------------

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, our limited operating history, history of losses, need to raise additional capital, and the high risk nature of our business, as well as other risks described in our most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GSV, INC.
                                        ---------
                                        (Registrant)



Dated:  September 6, 2007               By:/s/ Gilad Gat
                                           -------------
                                           Gilad Gat
                                           Chief Executive Officer
                                           (Principal Executive Officer)